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                                 FIRST MODIFICATION
                                         OF
                                  CREDIT AGREEMENT


          This First Modification of Credit Agreement ("Agreement") is made this 19th day of November, 1996, among THE ROTTLUND COMPANY, INC., a Minnesota corporation ("Borrower"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as Agent (the "Agent") for itself and the other lending institutions which are or may become parties to the Credit Agreement (as hereinafter defined).


                                W I T N E S S E T H:

          IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower and FNBB hereby covenant and agree and follows:

          .    RECITALS.  The following Recitals are true and correct as of the date of this Agreement:

               ()   The Borrower, FNBB and the Agent entered into a Credit
     Agreement, dated as of October 23, 1996 ("Credit Agreement").

               ()   The parties to the Credit Agreement wish to amend and modify the Credit Agreement.

               ()   All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

          .    The Credit Agreement is hereby modified as follows:

               ()   The following definition shall be added to Section 1 of the
     Credit Agreement:

                    "ADDITIONAL REVOLVING CREDIT NOTE.  The Revolving Credit
                    Note in the amount of $4,000,000.00 dated November 19, 1996 made by the Borrower to the order of FNBB."
               ()   By adding the following at the end of the definition of
     Revolving Credit Note(s):  ",including the Additional Revolving Credit
     Note."

               (c)  By adding the following section to the Credit Agreement:

                         "Section 1.2   TEMPORARY NUMERICAL SUBSTITUTION.
                  Beginning on November 19, 1996 and continuing until January 31, 1997, all references in the Credit Agreement to $18,000,000.00 shall be deleted and replaced with $22,000,000.00. From and after January 31, 1997, all such references will revert to $18,000,000.00."

               (d) The second sentence of Section 2.1 shall be deleted in its entirety.


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               (e)  The following shall be added at the end of Section 2.1 of the Credit Agreement:

                       "The portion of the Obligations evidenced by the Additional Revolving Credit Note including all accrued and unpaid interest thereon shall be due and payable, however, on January 31, 1997."

               (f)  By deleting the following clause from the first sentence of
     Section 2.3:  ", dated as of the Effective Date."

          3. Except as modified hereby, the undersigned hereby ratify and reaffirm the terms and conditions of the Credit Agreement.

          4. Borrower shall pay a fee in the amount of $20,000.00 to FNBB contemporaneous with the execution hereof.

          5. This Agreement may be executed in any number of counterparts each of which shall be deemed an original.


          IN WITNESS WHEREOF, the undersigned Borrower and Agent hereunto cause this instrument to be executed by its duly authorized corporate officers and its seal to be affixed hereto as of the day and year first above written.

                              THE ROTTLUND COMPANY, INC., a Minnesota
                              corporation



                              By:________________________________
                              Title:_____________________________


                                                    THE FIRST NATIONAL BANK
                                  OF BOSTON, a national banking association



                              By:________________________________
                                   KEVIN C. HAKE, Director